QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 29, 2004

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-31305 (Commission File Number)	22-3802640 (IRS Employer Identification No.)
Perryville Corporate Park, Clinton, New Jersey (Address of Principal Executive Offices)	08809-4000 (Zip Code)

(908) 730-4000
(Registrant's Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01.    Entry into Material Definitive Agreements.

        On September 29, 2004, the Compensation Committee of the Board of Directors of Foster Wheeler Ltd. (the "Company") approved equity compensation awards to certain officers and key employees of the Company and its subsidiaries, as well as to certain members of the Company's Board of Directors. On September 30, 2004, in connection with its appointment of certain individuals as new members of the Company's Board of Directors, the Board of Directors approved certain equity compensation awards to these new directors. These awards to the Company's officers, key employees and directors consisted of grants of restricted Common Shares (including in certain circumstances restricted stock units providing a right to receive Common Shares) granted under the Company's Management Restricted Stock Plan and options to purchase Series B Convertible Preferred Shares granted under the Company's 2004 Stock Option Plan (together, the "Plans"). The Plans are attached to this Form 8-K as exhibits 10.1 and 10.2.

        The following individuals who are either named executive officers of the Company, the Company's Chief Financial Officer, or members of its Board of Directors received grants, subject to certain conditions as described further below, of the type of award and as to the number and type of shares reflected in the following table:

Name	Title or Position	Type of Award	Number of Shares
Raymond Milchovich	Chairman, President and Chief Executive Officer of the Company	Restricted Stock Award	15,484,453 Common Shares
		Stock Option	17,715.58 Series B Convertible Preferred Shares
John T. La Duc	Executive Vice President and Chief Financial Officer of the Company	Restricted Stock Unit Award	2,090,401 Common Shares
		Stock Option	2,391.60 Series B Convertible Preferred Shares
Bernard H. Cherry	President & Chief Executive Officer of Foster Wheeler North America Corp.	Restricted Stock Award	4,645,336 Common Shares
		Stock Option	5,314.67 Series B Convertible Preferred Shares
Brian K. Ferraioli	Vice President & Controller of the Company	Restricted Stock Award	635,895 Common Shares
		Stock Option	727.52 Series B Convertible Preferred Shares

Joseph Melone	Director	Restricted Stock Unit Award	51,614 Common Shares
		Stock Option	59.05 Series B Convertible Preferred Shares
Eugene Atkinson	Director	Restricted Stock Unit Award	51,614 Common Shares
		Stock Option	59.05 Series B Convertible Preferred Shares
Diane Creel	Director	Restricted Stock Unit Award	51,614 Common Shares
		Stock Option	59.05 Series B Convertible Preferred Shares
Roger L. Heffernan	Director	Restricted Stock Unit Award	51,614 Common Shares
		Stock Option	59.05 Series B Convertible Preferred Shares
Harry P. Rekas	Director	Restricted Stock Unit Award	51,614 Common Shares
		Stock Option	59.05 Series B Convertible Preferred Shares
David M. Sloane	Director	Restricted Stock Unit Award	51,614 Common Shares
		Stock Option	59.05 Series B Convertible Preferred Shares

        Awards of restricted stock and restricted stock units granted under the Management Restricted Stock Plan do not require that the holder pay any amount to the Company in connection therewith. Each option granted under the 2004 Stock Option Plan has an exercise price equal to $609.44 per Series B Convertible Preferred Share. Each Series B Convertible Preferred Share underlying the options shall, upon shareholder approval of certain alterations to the Company's share capital which the Company intends to seek at its shareholders meeting scheduled for November 29, 2004, become convertible into 1300 Common Shares.

        Subject to the individual's continuing service with the Company or a subsidiary throughout such period, all awards (except for Mr. Milchovich's and each of the directors listed above) vest as to one-thirds of the shares subject to the award on December 31, 2005 and as to two-third of the shares on December 31, 2006. Subject to his continuing service requirements throughout the period, Mr. Milchovich's awards vest as to one-thirds of the award shares on October 22, 2005 and as to two-third of the award shares on October 22, 2006. Subject to their continuing service on the Company's Board, each award made to a director vests as to 100% of the shares on December 31, 2005. All awards are subject to full acceleration of vesting in the event of the holder's death or disability, pro-rated acceleration of vesting in the event of the holder's retirement, acceleration of 50% of the then-unvested shares in the event of certain change of control transactions involving the Company, and full acceleration of any remaining unvested shares in the event of certain involuntary terminations of the holder's service within the twelve months following such change of control transactions. All awards are subject to forfeiture to the Company (including under certain circumstances the Company's right to repurchase shares) under certain circumstances involving for-cause termination of the holder's service relationship with the Company or a subsidiary or upon the holder's engaging in certain acts that are competitive with the Company and its business. The term of each option granted is three years from the grant date. All shares numbers adjust proportionately upon stock splits, stock dividends and similar corporate transactions.

        The grant of each of the awards listed above is subject to the Company's registration statement filed with the New Jersey Bureau of Securities, which seeks to register shares issuable under the Plans by coordination with the registration statement on Form S-8 filed with the Securities and Exchange Commission, becoming effective. The grant date for all awards will be the date that the New Jersey Bureau of Securities declares such registration statement effective. In addition, the awards granted to each of the individuals who are members of the Board (other than Mr. Milchovich) are subject to shareholder approval, which the Company will seek at its next upcoming annual shareholders meeting scheduled for November 29, 2004. To the extent that shareholder approval of the awards granted to members of the Board (other than Mr. Milchovich) is not obtained within 12 months from the grant date, these awards will be void.

Item 9.01.    Financial Statements and Exhibits.

  (c)
  Exhibits.

  10.1
  Management Restricted Stock Plan, with attached form of Restricted Stock Award Agreement and Restricted Stock Unit Agreement.

  10.2
  2004 Stock Option Plan, with attached form of Stock Option Agreement.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.
DATE: OCTOBER 1, 2004	By:	/s/ LISA FRIES GARDNER Lisa Fries Gardner Vice President and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Management Restricted Stock Plan, with attached form of Restricted Stock Award Agreement and Restricted Stock Unit Agreement.
10.2	2004 Stock Option Plan, with attached form of Stock Option Agreement.

QuickLinks

TABLE OF CONTENTS
  Item 1.01. Entry into Material Definitive Agreements.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX